Prudential Series Fund
Annual period ended 12/31/12
File number 811-03623

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  PSF SP Small Cap Value Portfolio

1.   Name of Issuer:   New Mountain Finance Corp

2.   Date of Purchase:  07/12/12

3.   Number of Securities Purchased: 9,797

4.   Dollar Amount of Purchase:  140,586.95

5.   Price Per Unit:  $14.35

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: WELLS FARGO SECURITIES, LLC

7.   Other Members of the Underwriting Syndicate:
(GS) GOLDMAN, SACHS & CO.
JANNEY MONTGOMERY SCOTT LLC
MORGAN STANLEY & CO. LLC
RBC CAPITAL MARKETS, LLC
ROBERT W. BAIRD & CO. INCORPORATED
SCOTT & STRINGFELLOW, LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
WELLS FARGO SECURITIES, LLC




















Prudential Series Fund
Annual period ended 12/31/12
File number 811-03623

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)

1.   Name of Issuer:   Metals USA Holdings Corp

2.   Date of Purchase:  08/08/12

3.   Number of Securities Purchased:  2,388

4.   Dollar Amount of Purchase:  $35,223.00

5.   Price Per Unit:  $14.75

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: CREDIT SUISSE SECURITIES (USA) LLC

7.   Other Members of the Underwriting Syndicate:
(GS) GOLDMAN, SACHS & CO.
CREDIT SUISSE SECURITIES (USA) LLC
DAVENPORT & COMPANY LLC
DEUTSCHE BANK SECURITIES INC.
LAZARD CAPITAL MARKETS LLC
MACQUARIE CAPITAL (USA) INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
MORGAN STANLEY & CO. LLC
UBS SECURITIES LLC.
MOELIS & COMPANY LLC
APOLLO GLOBAL SECURITIES, LLC
















Prudential Series Fund
Annual period ended 12/31/12
File number 811-03623

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  PSF SP Small Cap Value Portfolio (Goldman
Sachs sleeve)

1.   Name of Issuer:   PrivateBancorp Inc

2.   Date of Purchase:  10/10/2012

3.   Number of Securities Purchased: N/A

4.   Dollar Amount of Purchase:  $116,518.50

5.   Price Per Unit:  $15.75

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: MORGAN STANLEY & CO. LLC

7.   Other Members of the Underwriting Syndicate:
(GS) GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. LLC
WELLS FARGO SECURITIES, LLC

























Prudential Series Fund
Annual period ended 12/31/12
File number 811-03623

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  PSF SP Small Cap Value Portfolio (Goldman
Sachs)

1.   Name of Issuer:   Restoration Hardware Holdings

2.   Date of Purchase:  11/01/2012

3.   Number of Securities Purchased: N/A

4.   Dollar Amount of Purchase:  $35,520.00

5.   Price Per Unit:  $24.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: MERRILL LYNCH, PIERCE, FENNER & SMITH INC

7.   Other Members of the Underwriting Syndicate:
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INC
PIPER JAFFRAY & CO.
ROBERT W. BAIRD & CO. INCORPORATED
STIFEL, NICOLAUS & COMPANY, INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C